Exhibit 10.9

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (this “Agreement”) dated as of November 27, 2019 among:

(a) ENERGY HUNTER RESOURCES, INC., a Delaware corporation (the “Company”),

(b) Certain former- convertible preferred shareholders of the Company, each of whom are listed on Schedule A hereto (each, a “Transferor”, and collectively, the “Transferors”); and

(c) GENERATION HEMP, INC., a Colorado corporation (“GENH”).

Background

1 On August 15, 2019, GENH, formerly known as Home Treasure Finders, Inc., entered into a Stock Purchase Agreement (as amended, the “Stock Purchase Agreement”) among GENH, HMTF Merger Sub Inc., a Colorado corporation (as “Buyer” and together with GENH, the “Buyer Parties”), the Company, certain stockholders of the Company set for therein (as “Sellers”), and Gary C. Evans (as the “Sellers’ Representative”) pursuant to which, the Company, GENH and Buyer intended to effect a merger of Buyer with and into the Company (the “Merger”) in accordance with this Agreement and the General Corporation Law of the State of Delaware (the “DGCL”), whereupon consummation of the Merger, Buyer ceased to exist and the Company became a Subsidiary of GENH.

2. In furtherance of the Merger, Buyer Parties purchased from Sellers 6,328,948 shares of its common stock, par value $0.0001 per share representing approximately 91% of the issued and outstanding common stock of the Company as of August 15, 2019. Upon closing, the Sellers received from GENH 6,328,948 shares of Series A Convertible Preferred Stock and the Company became a direct subsidiary of GENH.

3. Prior to the closing of the transactions contemplated under the Stock Purchase Agreement, the Transferors held 100% the shares of Series C Preferred Stock of the Company (“Series C”) as set forth on Schedule A which converted as of the closing date of the that certain Stock Purchase Agreement, (collectively, the “Converted Company Shares”).

4. At the time of the closing of the transactions contemplated under the Stock Purchase Agreement and as more fully disclosed in the Form 8-K filed on December 20, 2019 (the “December 20 8-K”) upon such closing by GENH at the Securities and Exchange Commission (the “SEC”) GENH, the Company, and Sellers Representative agreed to GENH’s desire to acquire all of the Converted Company Shares from the Transferors.

5. In fulfillment of the requirement of Section 1.2(b) of the Stock Purchase Agreement, as amended and as set forth in the December 20 8-K, the Transferors have agreed to exchange their Converted Company Shares for shares of Common Stock of GENH (“Common Stock”) for the Exchange Securities (as defined below).

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein, and intending to be legally bound hereby, the parties agree as follows:

1. Equity Exchange.

a. Exchange.

i. On the terms and subject to the conditions set forth in this Agreement, at the closing of the Exchange (the “Closing”) (x) the Transferors will assign, transfer, exchange and convey to GENH, free and clear of all liens, pledges, encumbrances, security interests, mortgages, hypothecations, charges, restrictions or known claims of any kind, nature or description (“Liens”), and GENH will accept from the Transferors, the Converted Company Shares in the amounts as set forth on Schedule A, and (y) in exchange for the transfer of such securities by the Transferors, GENH will assign, transfer, exchange and convey to the Transferors , and the Transferors will accept from GENH, the Exchange Securities in the individual amounts as set forth on Schedule B (such exchange, the “Exchange”). For the avoidance of doubt, each Transferor will receive (a) one share of Common Stock (the “Exchange Shares”), (b) one cashless exercise warrants to purchase three shares of Common Stock in accordance with the terms and provisions as set forth in the form of warrant attached hereto as Exhibit A (the “Cashless Warrant”), and (c) one cash exercise warrants to purchase three shares of Common Stock in accordance with the terms and provisions as set forth in the form of warrant attached hereto as Exhibit B (the “Cash Warrant” and together with the Cashless Warrant, the “Warrants”)(the Warrants, together with the Exchange Shares, the “Exchange Securities”).

b. The Closing. The Closing shall occur concurrently with the execution and delivery of this Agreement by the parties at the offices of Duane Morris LLP, 1540 Broadway, New York, New York 10036 at 11:00 a.m. (Eastern Time) or in any case at such other location, date and time or by such other means (e.g., e-mail/PDF or facsimile and overnight delivery of original execution documents) as may be agreed by the parties in writing. The date upon which the Closing shall actually occur pursuant hereto is referred to herein as the “Closing Date.”

2. Representations and Warranties.

a. Representations and Warranties of the Transferors. Each Transferor severally, and not jointly, hereby represents and warrants to the Company and GENH, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof, and will be as of the Closing Date, as follows:

i. Authorization; No Restrictions, Consents or Approvals. Such Transferor has the full right, power (and capacity, if the Transferor is an individual) and authority to enter into and perform such Transferor’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. Such Transferor (if the Transferor is not an individual) is duly incorporated, organized or formed, validly existing and in good standing under the laws of its state or country of incorporation, organization or formation (as the case may be). This Agreement, when executed and delivered by such Transferor, will constitute a valid and legally binding obligation of the Transferor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The person signing this Agreement to bind such Transferor has been duly authorized by such Transferor to do so.

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ii. Transfer of Converted Company Shares. All of the Converted Company Shares owned by such Transferor are owned free and clear of all Liens. The Converted Company Shares owned by such Transferor will be validly transferred to GENH free and clear of all Liens and taxes with respect to the transfer thereof. By countersigning below, the undersigned does hereby waive any transfer restrictions, rights of first refusal or any other rights that such party may have under the organizational documents of the Company or otherwise in respect of the transfer of any Transferor’s Converted Company Shares pursuant to this Agreement.

iii. Investment Representations.

1. Each such Transferor understands that the Exchange Securities have not been, and may never be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, including those under the Colorado corporations Code or the Delaware Securities Act. Each such Transferor also understands that the Exchange Securities are being issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D of the Securities Act, he Colorado corporate code, and of the Delaware Securities Act. Each such Transferor acknowledges that GENH will rely on such Transferor’s representations, warranties and certifications set forth below for purposes of determining such Transferor’s suitability as an investor in the Exchange Securities and for purposes of confirming the availability of the Section 4(2) and/or Regulation D exemption from the registration requirements of the Securities Act, of the Section 25012(f) exemption under the Colorado corporate code and of the applicable exemption under the Delaware Securities Act. Such Transferor understands that the Exchange Securities will be “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Transferor must hold the Exchange Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Transferor acknowledges that GENH has no obligation to register or qualify the Exchange Securities, or any equity interests or other securities into which they may be converted, for resale. Such Transferor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Exchange Securities, and on requirements relating to GENH which are outside of such Transferor’s control, and which GENH may be under no obligation, and may not be able to, satisfy. Such Transferor understands that GENH is under no obligation to assist such Transferor in complying with any exemption from registration under the securities or similar laws of any jurisdiction whatsoever.

2. Each such Transferor has received all the information such Transferor considers necessary or appropriate for deciding whether to acquire and accept the Exchange Securities, including information describing GENH and the risk factors associated with GENH’s business as set forth on Exhibit C hereto, which such exhibit is expressly incorporated herein by reference. Each such Transferor understands the risks involved in an investment in the Exchange Securities. Each such Transferor further represents that such Transferor has had an opportunity to ask questions and receive answers from GENH regarding the terms and conditions of the Exchange, and the business, properties, prospects, and financial condition of GENH and the Company and to obtain such additional information (to the extent that GENH and/or the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Transferor or to which such Transferor had access. Each such Transferor further represents that such Transferor is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and that such Transferor is capable of bearing the high degree of economic risk and burdens of its investment in the Exchange Securities, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market for the Exchange Securities, the unavailability of redemption for the Exchange Securities, which may make the liquidation of this investment impossible for the indefinite future. Such Transferor further understands and acknowledges that no federal or state agency has made any finding or determination as to the fairness of the Exchange Securities for investment or any recommendation or endorsement of the Exchange Securities.

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3. Each such Transferor is accepting the Exchange Securities for such Transferor’s own account for investment only, not as a nominee or agent, and not with a view to the resale or “distribution” (within the meaning of the Securities Act) of any part thereof, and that such Transferor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Transferor further represents that the Transferor does not presently have any contract or agreement with any person or entity to sell, transfer or grant participations to such person, entity or to any third person, with respect to the Exchange Securities. If other than an individual, such Transferor represents that it has not been formed solely for the purpose of acquiring the Exchange Securities.

4. Each such Transferor understands that the Exchange Securities may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement.

5. Each such Transferor acknowledges and agrees that each certificate representing the Exchange Securities shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

6. Each such Transferor has a pre-existing personal or business relationship with GENH, its subsidiaries, and/or its principal executive officers, or, by reason of such Transferor’s business or financial experience (or the business or financial experience of the Transferor’s professional advisors who are not affiliated with and who are not compensated by GENH or any Affiliate of GENH) has the capacity to protect his, her or its own interests in connection with an investment in the Exchange Securities, and either alone or with the Transferor’s professional advisors (as described above) has such knowledge and experience in financial and business matters that the Transferor is capable of evaluating the merits and risks of an investment in GENH.

7. Such Transferor understands and acknowledges that any discussions about GENH’s business, management, financial affairs and the terms and conditions of the offerings of the Exchange Securities with the management and/or other representatives of GENH, as well as any written information issued by GENH, including without limitation, the business plan of GENH: (i) were intended to describe the aspects of GENH’s business and prospects that GENH believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties that may cause GENH’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.

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8. Neither the directors, officers, managers, employees nor any agent of GENH, nor any broker dealer or other person has at any time expressly or implicitly represented, guaranteed or warranted to such Transferor: (i) the approximate or exact length of time that such Transferor will be required to hold the Exchange Securities; (ii) that such Transferor may freely transfer the Exchange Securities; (iii) the percentage of profit and/or amount of or type of consideration, profit, benefit or loss to be realized, if any, as a result of an investment in the Exchange Securities; (iv) that past performance of GENH and/or past performance or experience on the part of the directors, officers, managers or employees of GENH or any other person in any way indicates or predicts the economic or other results of the ownership of the Exchange Securities or of the overall GENH business; (v) that any cash or stock distributions from GENH’s operations or otherwise will be made to GENH’s stockholders by any specific date or will be made at all; or (vi) that any specific tax benefits will accrue as a result of an investment in GENH.

9. Such Transferor is a sophisticated investor and acknowledges that he, she or it is able to fend for himself, herself or itself, can bear the full economic risk of his, her or its investment in the Exchange Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Exchange Securities, and has in fact evaluated such risks and determined that the Exchange Securities is a suitable investment for such Transferor. Such Transferor is an experienced investor with respect to non-listed, unregistered and restricted securities and speculative and high-risk ventures, and specifically, such Transferor has such investment experience and expertise in cannabis and/or cannabis-related industries.

10. Neither such Transferor nor any other person who, within the meaning of Section 506(d) of Regulation D under the Securities Act, would be a “beneficial owner of 20% or more of the issuer’s outstanding voting equity securities” with respect to such Transferor’s interest in GENH, is subject to any Disqualifying Event or is subject to any proceeding or event that could result in any such Disqualifying Event. “Disqualifying Event” means any of the events listed in subsections (i) through (vii) of Section 506(d) of Regulation D.

11. If such Transferor is not a United States person (as defined by Section 7701(a)(30) of the Code), such Transferor hereby represents that he, she or it has satisfied himself, herself or itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase or accept the Exchange Securities or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase or acceptance of the Exchange Securities; (ii) any foreign exchange restrictions applicable to such purchase or acceptance; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Exchange Securities. Such Transferor’s purchase or acceptance of the Exchange Securities will not violate any applicable securities or other laws of such Transferor’s jurisdiction.

12. Neither such Transferor, nor any of its directors, officers, managers, employees, agents, stockholders, members or partners has in connection with the offer and sale of the Exchange Securities either directly or indirectly, including, through a broker or finder: (i) engaged in any general solicitation; or (ii) published any advertisement. The offer to sell or convey the Exchange Securities was directly communicated to such Transferor on behalf of GENH by an authorized representative of GENH. At no time was such Transferor presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising.

13. Such Transferor is not purchasing the Exchange Securities with funds that constitute, directly or indirectly, the assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code, nor is such Transferor a “benefit plan investor” within the meaning of 29 C.F.R. Section 2510.3-101(f) issued by the United States Department of Labor.

14. The residence or principal place of business, as applicable, of such Transferor is set forth on the signature page to this Agreement.

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iv. Accuracy of Information and Indemnification by Transferor. All of the representations and warranties of such Transferor contained in this Agreement and all information provided by such Transferor to GENH in this Agreement are true, accurate, complete and correct in all respects on the date hereof.

b. Representations and Warranties of the Company. The Company and its Subsidiaries hereby jointly and severally represent and warrant to the Transferors and GENH, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

i. Organization and Qualification. The Company is a corporation validly existing and in good standing under the laws of Delaware and has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where the ownership or operation of its assets or properties or conduct of its business requires such qualification.

ii. Authorization; No Restrictions, Consents or Approvals. The Company has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated herein do not and will not on the Closing Date (A) conflict with or violate any of the terms of the articles of incorporation and other organizational documents of the Company, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which the Company is bound or to which any property of the Company is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which the Company has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any Lien on any of the assets of the Company, (D) constitute an event permitting termination of any material agreement or instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which the Company has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which the Company is a party or by which the Company may be bound, or result in the violation by the Company of any laws to which the Company may be subject, which would materially adversely affect the transactions contemplated herein.

iii. Consents. The execution, delivery and performance by each of the Company and its Subsidiaries of this Agreement and each ancillary agreement to which it is a party does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority or any other Person.

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c. Representations and Warranties of GENH. Except as set forth in (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Report on Form 10-Q for the period ended September 30, 2019, (the “Covered Parent SEC Disclosure”), GENH hereby represents and warrants to the Transferors, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

i. Organization and Qualification. GENH is a corporation validly existing and in good standing under the laws of the State of Colorado and has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where the ownership or operation of its assets or properties or conduct of its business requires such qualification.

ii. Authorization; No Restrictions, Consents or Approvals. GENH has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by GENH and constitutes the legal, valid, binding and enforceable obligation of GENH, enforceable against GENH in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The execution and delivery of this Agreement and the consummation by GENH of the transactions contemplated herein (including the issuance of the Exchange Securities in exchange for the Converted Company Shares) do not and will not on the Closing Date (A) conflict with or violate any of the terms of the certificate of incorporation and bylaws of GENH, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which GENH is bound or to which any property of GENH is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which GENH has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any Lien on any of the assets of GENH, (D) constitute an event permitting termination of any material agreement or instrument to which GENH is a party or by which any property or asset of GENH is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which GENH has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which GENH is a party or by which GENH may be bound, or result in the violation by GENH of any laws to which GENH may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or Governmental Authority or any other person is necessary or required in connection with the execution and delivery by GENH of this Agreement or the performance by GENH of its obligations hereunder.

iii. Issuance of Shares. The Exchange Securities have been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, Liens and charges with respect to the issue thereof, and the Exchange Securities shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of GENH common stock.

iv. Consents. The execution, delivery and performance by GENH of this Agreement and each ancillary agreement to which it is a party does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority or any other Person.

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v. Financial Statements. GENH has made available to the Trasnferors (by public filing with the SEC via EDGAR or otherwise) a true and complete copy of each report, schedule, registration statement, other statement (including proxy statements) and information filed by GENH with the SEC since January 1, 2016 (the “GENH SEC Documents”). GENH has made 12b-25 filings with the SEC in connection with being unable to file the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the period ended March 31, 2020 on a timely basis. Such 12b-25 filings disclose the late filings of GENH over the last 12 months. As of the date hereof, such 10-K and 10-Q have not yet been filed and the Trasnferors are aware of GENH’s late filings. As of their respective dates, the GENH SEC Documents which have been filed have complied in all material respects with the requirements of the Securities Act, the Sarbanes-Oxley Act of 2002 and the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such GENH SEC Documents, in each case, as in effect at such time, and none of the GENH SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later GENH SEC Documents filed and publicly available prior to the date of this Agreement. No Subsidiary of GENH is required (by contract or applicable Law) to make periodic filings with the SEC. The consolidated financial statements of GENH (including the notes thereto) included or incorporated by reference in the GENH SEC Documents (including the audited consolidated balance sheet of GENH as at December 31, 2018 (the “GENH Balance Sheet”) and the unaudited consolidated statements of income for the nine months ended September 30, 2019) complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), in each case, as in effect at such time, the assets, Liabilities and the consolidated financial position of GENH and its Subsidiaries, taken as a whole, as of their respective dates and the consolidated results of operations and cash flows of GENH and its Subsidiaries taken as a whole, for the periods presented therein.

vi. Brokers. No broker, finder, investment banker or financial advisor is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Agreement based upon arrangements made by or on behalf of GENH or any Subsidiary.

vii. No Other Representations and Warranties. Except for the representations and warranties set forth in this Section 2., as modified by the Buyer Parties Disclosure Schedules, the other Ancillary Documents and any certificate delivered pursuant hereto or thereto, neither GENH, Buyer, nor any of their respective Representatives has made nor make any representation or warranty, express or implied, written or oral, with respect to the transactions contemplated by this Agreement and the other Ancillary Documents, and each of Buyer and GENH hereby disclaims any other representations and warranties, whether made orally or in writing, by or on behalf of Buyer or GENH by any Person. The Buyer Parties acknowledge and agree that each has conducted to its satisfaction its own independent investigation of the condition, operations and Liabilities of the Company and, in making its determination to proceed with the transactions contemplated by this Agreement and the other Ancillary Documents, the Buyer Parties have relied solely on the results of their own independent investigation and the express representations and warranties set forth in Section 2., as modified by the Company Disclosure Schedules, the Ancillary Documents and any certificate delivered pursuant hereto or thereto.

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3.  “Market Stand-Off” Agreement.

a. Agreement to Lock-Up. Each Transferor hereby agrees that, in connection with a a Public Offering, initial or otherwise, of GENH (an “Public Offering”), unless not required by the managing underwriter or lead placement agent of the Public Offering, it will enter into a lock-up agreement in customary form and subject to customary exceptions pursuant to which such Transferor will agree that it will not, during the period commencing on the date of the final prospectus or offering circular relating to an Public Offering and ending on the date specified by the managing underwriter or lead placement agent, not to exceed 180 days from the date of the final prospectus or offering circular relating to the Public Offering (unless reasonably requested by the managing underwriter or lead placement agent in order to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, pursuant to any applicable the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (the “Lock-Up Period”): (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of GENH held immediately prior to the effectiveness of the registration statement or offering statement for the Public Offering; or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Exchange Securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of the Exchange Securities or other securities, in cash or otherwise; provided that each other holder of Equity Interests of GENH is bound by a substantially similar lock-up agreement. The foregoing provisions of this Section 3 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters, placement agents and selling agents, if any, in connection with the Public Offering are intended third-party beneficiaries of this Section 3 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Transferor agrees to execute such agreements as may be reasonably requested by the underwriters, placement agents or selling agents in the Public Offering that are consistent with this Section 3 or that are necessary to give further effect thereto, provided, however, that the obligation of each Transferor hereunder shall be conditioned on each officer, director and 5% beneficial holder of the Exchange Securities entering into an agreement in substantially the same form in connection with the Public Offering.

b. Stop Transfer Instructions. In order to enforce the foregoing covenant, GENH may impose stop transfer instructions with respect to the Exchange Securities of each Transferor (and transferees and assignees thereof) until the end of the Lock-Up Period.

4. [RESERVED].

5. Closing Deliverables. At the Closing:

a. Each Transferor shall deliver to GENH:

i. any and all certificates evidencing the Converted Company Shares, together with stock powers duly executed for such certificates to allow such certificates to be registered in the name of GENH; and

ii. such other certificates, documents, schedules, agreements, resolutions, consents, approvals, rulings or other instruments as may be reasonably requested by GENH in order to effectuate or evidence the transactions contemplated hereby.

b. GENH shall deliver to each Transferor a statement from the company’s transfer agent evidencing the Exchange Securities registered in the name of such Transferor in accordance with Schedule B;

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6. Indemnification. Each Transferor, severally, and not jointly, will indemnify and hold harmless GENH and its respective directors, officers, managers, members, employees, and representatives (collectively, the “GENH Indemnitees”) who is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by reason of or arising from any breach or untruth of any of the representations and warranties of such Transferor set forth in this Agreement, against losses, liabilities and expenses for which the GENH Indemnitees have not otherwise been reimbursed (including reasonable attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the GENH Indemnitees in connection with that action, suit or proceeding. GENH, will indemnify and hold harmless each Transferor and its respective directors, officers, managers, members, employees, and representatives (collectively, the “Transferor Indemnitees”), who is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by reason of or arising from any breach or untruth of any of the representations and warranties of GENH set forth in this Agreement, against losses, liabilities and expenses for which the Transferor Indemnitees have not otherwise been reimbursed (including reasonable attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Transferor Indemnitees in connection with that action, suit or proceeding. Notwithstanding the foregoing, (a) the aggregate maximum liability of each Transferor hereunder shall be an amount equal to the value of the equity interests held by such Transferor prior to the Closing as set forth on Schedule A; and (b) the aggregate maximum liability of GENH hereunder shall be an amount equal to the value of the equity interests held by the Transferors collectively prior to the Closing as set forth on Schedule A. From and after the Closing, indemnification under this Section 7 will be the sole and exclusive remedy of the GENH Indemnitees and Transferor Indemnitees, as applicable, for breach of any representation or warranty contained in this Agreement, and the parties shall have no other liability to any other party resulting from any such breach.

7. General Provisions.

a. Releases and Waivers of the Transferors. Each Transferor on its own behalf hereby acknowledges and agrees that the number of the Converted Company Shares set forth on Schedule A opposite such Transferor’s name represents the total number and type of the Converted Company Shares held by such Transferor as of the date of this Agreement and as of the Closing Date. Each Transferor hereby releases the Company and GENH from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which such Transferor may have with respect to any the Converted Company Shares or any other interest in the Company in excess of the number of the Converted Company Shares set forth opposite such Transferor’s name on Schedule A. Each Transferor hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection or other participation rights to which such Transferor may be entitled under the articles of organization, certificate of formation or other organizational documents of the Company or under any other agreement or instrument in connection with the Exchange. Except for the Exchange Securities to be issued in connection with the Exchange, each Transferor hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, warrants, or similar rights to acquire or receive securities in the Company or GENH.

b. [RESERVED]

c. Governing Law. This Agreement shall be construed according to the laws of the State of Delaware in effect as of the date hereof, without giving effect to any principle or doctrine regarding conflicts of law.

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d. Arbitration and Dispute Resolution. The parties intend that this Section 7(d) will be valid, binding, enforceable, exclusive and irrevocable and that it shall survive any termination of this Agreement.

i. Upon any dispute, controversy or claim arising out of or relating to this Agreement or the enforcement, breach, termination or validity thereof (“Dispute”), the party raising the Dispute will give written notice to the other parties to the Dispute describing the nature of the Dispute following which the parties to such Dispute shall attempt for a period of ten (10) business days from receipt by the parties of notice of such Dispute to resolve such Dispute by negotiation between representatives of the parties hereto who have authority to settle such Dispute. All such negotiations shall be confidential and any statements or offers made therein shall be treated as compromise and settlement negotiations for purposes of any applicable rules of evidence and shall not be admissible as evidence in any subsequent proceeding for any purpose. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder, except that no defense based on the running of the statute of limitations will be available based upon the passage of time during any such negotiation. Regardless of the foregoing, a party shall have the right to seek immediate injunctive relief pursuant to Section 8(e)(iii) below without regard to any such ten (10) business day negotiation period.

ii. Any Dispute (including the determination of the scope or applicability of this agreement to arbitrate) that is not resolved pursuant to Section 8(e)(i) above shall be submitted to final and binding arbitration in Texas before one neutral and impartial arbitrator, in accordance with the Laws of the State of Texas for agreements made in and to be performed in that State. The arbitration shall be administered by JAMS (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures, as in effect on the date hereof. GENH, on the one hand, and any Transferors, on the other hand, shall appoint a single arbitrator (who shall be a retired judge or justice) within fifteen (15) days of a demand for arbitration. If GENH and the relevant Transferors cannot mutually agree upon an arbitrator within such 15-day period, the arbitrator shall be appointed by JAMS in accordance with its Expedited Arbitration Rules and Procedures, as in effect on the date hereof. The arbitrator shall designate the place and time of the hearing. The hearing shall be scheduled to begin as soon as practicable and no later than thirty (30) days after the appointment of the arbitrator (unless such period is extended by the arbitrator for good cause shown) and shall be conducted as expeditiously as possible. The award, which shall set forth the arbitrator’s findings of fact and conclusions of law, shall be filed with JAMS and mailed to the parties no later than thirty (30) days after the close of the arbitration hearing. The arbitration award shall be final and binding on the parties and not subject to collateral attack. Judgment upon the arbitration award may be entered in any federal or state court having jurisdiction thereof.

iii. Notwithstanding the parties’ agreement to submit all Disputes to final and binding arbitration before JAMS, the parties shall have the right to seek and obtain temporary or preliminary injunctive relief in any court having jurisdiction thereof. Such courts shall have authority to, among other things, grant temporary or provisional injunctive relief in order to protect any party’s rights under this Agreement. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect.

iv. The prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees, and the non-prevailing party shall pay all expenses and fees of JAMS, all costs of the stenographic record, all expenses of witnesses or proofs that may have been produced at the direction of the arbitrator, and the fees, costs, and expenses of the arbitrator. The arbitrator shall allocate such costs and designate the prevailing party or parties for these purposes.

e. Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

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f. Waiver. The waiver by a party of a breach of or default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement. Further, any failure or delay on the part of any party to exercise or avail itself of any right or remedy that it has or may have hereunder shall not operate as a waiver of any such right or remedy or preclude other or further exercise thereof or of any other right or remedy.

g. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8(h):

If to Transferors:	Names and Contact Information as set forth on Schedule A

If to Company:	Energy Hunter Resources, Inc..
5128 Horseshoe Trail
Dallas, Texas 75209
Attention: Gary C. Evans
Email: gevans@energyhunter.energy

If to GENH:	Generation Hemp, Inc.
P.O. Box 540308
Dallas, Texas 75354
Attention: Gary C. Evans
Email: gevans@genhempinc.com

with a copy (which copy shall not constitute notice) to:

Duane Morris LLP
1540 Broadway
New York, NY 10036
Attention: Dean M. Colucci
Email: dmcolucci@duanemorris.com

h. No Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer any rights or benefits upon any person other than the parties hereto, and no other person shall have any rights or remedies hereunder.

i. Termination. This Agreement may be terminated upon written notice at any time prior to Closing by the written consent of the parties. Termination of this Agreement will terminate all rights and obligations of the parties under this Agreement and this Agreement will become void and have no force or effect.

j. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

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k. Advice of Counsel. The parties represent and warrant to each other that, prior to the execution of this Agreement, they sought the advice of independent legal counsel of their own selection regarding the substance of this Agreement, or have had the opportunity to consult with independent legal counsel and have knowingly chosen not to do so.

l. Counterparts. This Agreement may be executed in one or more counterparts (including fax or .pdf counterparts) each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

m. Definitions. The following terms, as used herein, have the following meanings:

“Action” means any claim, charge, action, suit, arbitration, mediation, inquiry, hearing, audit, proceeding or investigation by or before any Governmental Authority, including any audit, claim or assessment for Taxes or otherwise.

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contract” means any written or oral contract, agreement, indenture, commitment, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, arrangement or other legally binding agreement or obligation.

“Equity Interests” shall mean (i) any capital stock of a corporation, any partnership interest, any limited liability company interest or any other equity interest; (ii) any security or right convertible into, exchangeable for, or evidencing the right to subscribe for, any such stock, equity interest or security referred to in clause (i); (iii) any stock appreciation right, contingent value right or similar security or right that is derivative of any such stock, equity interest or security referred to in clause (i) or (ii); and (iv) any contract to grant, issue, award, convey or sell any of the foregoing.

“GAAP” means United States generally accepted accounting principles in effect from time to time applied consistently throughout the periods involved.

“Governmental Authority” means any federal, national, foreign, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency, bureau, department, board, panel or commission or any court, tribunal, or judicial or arbitral body or mediator or any other instrumentality of any kind of any of the foregoing.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Liabilities” means with respect to any Person, any and all debts, liabilities or obligations of such Person of any kind or nature whatsoever, whether asserted or unasserted, known or unknown, accrued or unaccrued, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person, including those arising under any Law, Action or Governmental Order and those arising under any Contract or undertaking.

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“Lien” means any charge, claim, condition, lien, option, pledge, security interest, mortgage deed of trust, right of way, easement, encroachment, servitude, right of first option, right of first or last negotiation or refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

“Organizational Documents” means, with respect to any Person that is not an individual, (a) such Person’s certificate of incorporation and bylaws, (b) such Person’s certificate of formation, certificate of trust, limited liability company agreement, limited partnership agreement or trust agreement, or (c) any documents comparable to those described in clauses (a) and (b) as may be applicable pursuant to any applicable Law, and (d) any amendment or modification to any of the foregoing.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, whether for-profit, not-for-profit or otherwise, and including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Subsidiary” shall mean, with respect to any Person, any entity, whether incorporated or unincorporated, of which (i) voting power to elect a majority of the board of directors or others performing similar functions with respect to such other Person is held by the first mentioned Person and/or by any one or more of its Subsidiaries or (ii) at least 50% of the Equity Interests of such other Person is, directly or indirectly, owned or controlled by such first mentioned Person and/or by any one or more of its Subsidiaries

“Tax(es)” means any federal, state, local or non-U.S. tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature whatsoever imposed by any Taxing Authority (including, without limitation, any income (net or gross), gross receipts, profits, windfall profit, premium, customs duty, capital stock, sales, use, goods and services, ad valorem, franchise, license, stamp, withholding, employment, social security (or similar), workers compensation, unemployment compensation, disability, employment, payroll, severance, occupation, transfer, excise, import, real property, personal property, intangible property, occupancy, registration, recording, value added, minimum, unclaimed property, escheat payments, alternative minimum, environmental or estimated tax), including any liability therefor as a transferee (including under Section 6901 of the Code or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any

“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Securities Exchange Agreement as of the date first above written.

GENH:
GENERATION HEMP, INC.,
a Colorado corporation

By:	/s/ Gary C. Evans
Name:	Gary C. Evans
Title:	Chairman and CEO

COMPANY:
ENERGY HUNTER RESOURCES, INC.,
a Delaware corporation

By:	/s/ Gary C. Evans
Name:	Gary C. Evans
Title:	Chairman and CEO

TRANSFERORS:

Coventry Asset Management

By:	/s/ Gen Fukunaga
Name:
Title:

By:	/s/ Gary Elliston
Name:
Title:

By:	/s/ Jodi Harris
Name:
Title:

By:	/s/ Joe L. McClaugherty
Name:
Title:

By:	/s/ Don McLean
Name:
Title:

By:	/s/ Michael McManus
Name:
Title:

By:	/s/ Julie Silcock
Name:
Title:

SCHEDULE A

TRANSFERORS

Investor	Dollar Amount of Original Investment For EHR Preferred Shares	Number of GENH Shares (Common) Post conversion	Cash Refund For Fractional Shares

Coventry Asset Management, Ltd. (Gen Fukunaga)	$300,000.00	852,272	$0.27
Julie Silcock	$100,000.00	284,090	$0.32
Jodi Harris	$25,000.00	71,022	$0.26
Gary Elliston	$250,000.00	710,227	$0.11
Don McLean	$100,000.00	284,090	$0.32
Joe McClaugherty	$25,000.00	71,022	$0.26
Michael McManus	$50,000.00	142,045	$0.16

Total	$850,000.00	2,414,768

SCHEDULE B

GENH SHARES

Investor	Number of GENH Shares (Common) Post conversion

Coventry Asset Management, Ltd. (Gen Fukunaga)	852,272
Julie Silcock	284,090
Jodi Harris	71,022
Gary Elliston	710,227
Don McLean	284,090
Joe McClaugherty	71,022
Michael McManus	142,045

Total	2,414,768

Schedule B

EXHIBIT A

FORM OF CASHLESS WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

GENERATION HEMP, INC.

WARRANT TO PURCHASE COMMON STOCK

(with Cashless Exercise)

Warrant No.: ___

Number of Shares of Common Stock: 3

Date of Issuance: November 27, 2019 (“Issuance Date”)

Generation Hemp, Inc., a Colorado corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [ ● ], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 3 (three) fully paid non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is the Warrant to purchase Common Stock (this “Warrant”) issued pursuant to Section 1(a) of that certain Securities Exchange Agreement (the “Securities Exchange Agreement”), dated as of this date (the “Exchange Date”), by and between the Company and the Transferors (as defined therein).

1.  EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the thirtieth (30th) day after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds or (B) provided the conditions for cashless exercise set forth in Section 1(d) are satisfied, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st ) Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (collectively, the “Exercise Delivery Documents”), the Company shall transmit by facsimile or electronic mail an acknowledgment of receipt of the Exercise Delivery Documents to the Holder and Continental Stock Transfer & Trust Company (the Company’s “Transfer Agent”). On or before the third (3rd) Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall cause the Shares to be issued in the name of and delivered to the Holder (i) written confirmation that the Shares have been issued in the name of the Holder, and (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Holder. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded down to the nearest whole number.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.352 subject to adjustment as provided herein.

(c) Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A=	the total number of shares with respect to which this Warrant is then being exercised.

B=	the arithmetic average of the Closing Sale Prices of the shares of Common Stock for the five (5) consecutive Trading Days ending on the Trading Day immediately preceding the date of the Exercise Notice.

C=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For sake of clarity, regardless of whether an effective registration statement or an exemption from registration is or is not available, there is no circumstance that requires the Company to effect a net cash settlement of the Warrants.

(d) Rule 144. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Exchange Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed, and all such disputes shall be resolved pursuant to Section 13.

(f)  Legend. The Holder acknowledges that each certificate evidencing the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws. Each such certificate shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(g) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise (including in connection with any Fundamental Transaction (as defined below)). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of an Exercise Notice shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Exchange Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Exchange Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2 .

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose shares of common stock are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes this Warrant in accordance with the provisions of this Section (4)(b), including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Holder. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

5.  NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, 100% of the number of shares of Common Stock issuable upon exercise of this Warrant then outstanding (without regard to any limitations on exercise).

6.  WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.  REISSUANCE OF WARRANTS.

(a)  Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with a written assignment of this Warrant in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney, whereupon the Company will forthwith, subject to compliance with any applicable securities laws, issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. OPTIONAL REDEMPTION. Beginning on October 1, 2020, at any time within 10 days following the occurrence of a Trading Threshold (as defined in Section 16(q)), the Company shall be entitled to redeem the Warrants, or any of them, at a per Warrant Share redemption price of $0.0001 (the “Redemption Price”), upon 30 days’ written notice to the Holder. Hereinafter such 30-day period, as it may be extended pursuant to this Section 8, is referred to as the “Redemption Period.” Upon the expiration of the Redemption Period (the “Redemption Date”), all Warrants noticed for redemption that have not theretofore been exercised by the Holder shall, upon payment of the aggregate Redemption Price therefor, cease to represent the right to purchase any shares of Common Stock and shall be deemed cancelled and void and of no further force or effect without any further act or deed on the part of the Company. The Holder undertakes to return the certificate representing any redeemed Warrants to the Company upon their redemption and to indemnify the Company with respect to any losses, claims, damages or liabilities arising from the Holder’s failure to return such certificate. In the event the certificate so returned represents a number of Warrants in excess of the number being redeemed, the Company shall as promptly as practicable issue to the Holder a new certificate for the number of unredeemed Warrants.

9. NOTICES. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, will be mailed (a) if within the domestic United States by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt, and will be delivered and addressed as follows:

(a)	if to the Company, to:

Generation Hemp, Inc.

P.O. Box 540308

Dallas, Texas 75354

Attention: Gary C. Evans

Email: gevans@genhempinc.com

with copies to:

Duane Morris LLP

1540 Broadway

New York, NY 10036-4086

Attention: Dean M. Colucci

Email: dmcolucci@duanemorris.com

(b)	if to the Holder, to:

[INSERT NAME AND ADDRESS]

Attn:

Facsimile:

with copies to:

[ ]

Attn:

Email:

or to Holder’s address on any Exercise Notice delivered to the Company in the form attached as Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended only with the written consent of the Company and the Holder, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent of the Holder.

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Colorado.

12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

14. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.

15. TRANSFER. Subject to compliance with any applicable securities laws, this Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

16.  CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Bloomberg” means Bloomberg Financial Markets.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) “Change of Control” means any Fundamental Transaction other than (A) any reorganization, recapitalization or reclassification of the Common Stock, in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(d) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as determined by the Board of Directors of the Company in the exercise of its good faith judgment. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e) “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or OTC Bulletin Board.

(g) “Expiration Date” means the date two (2) years following the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(h) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 67% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 67% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 67% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(i) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(k) “Principal Market” means OTC Markets.

(l) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(m) “Trading Day” means any day on which shares of Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market or electronic quotations system on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange, market or system for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange, market or system (or if such exchange, market or system does not designate in advance the closing time of trading on such exchange, market or system, then during the hour ending at 4:00 p.m., New York time).

(n) A “Trading Threshold” shall be deemed to occur on any date that the reported Weighted Average Price for any five (5) out of seven (7) consecutive Trading Days immediately prior to such date, exceeds $1.00 with a minimum average daily trading volume for such seven (7) day period of at least 25,000 shares of Common Stock as reported by the Principal Market for such period (with such price and volume criteria being appropriately adjusted for any share dividend, share split or other similar transaction that may occur on or after the Issuance Date).

(o) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market or electronic quotations system on which the shares of Common Stock are then traded) during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets LLC (or any successor thereto). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be duly executed and delivered as of the Issuance Date set out above.

GENERATION HEMP, INC.

By:
Name:	Gary C. Evans
Title:	Chief Executive Officer

[TRANSFEROR]

By:
Name:
Title: Date: 11-27-2019

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

GENERATION HEMP, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Generation Hemp, Inc, a Colorado corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares (provided the conditions for cashless exercise set forth in Section 1(d) of the Warrant are satisfied).

2.  Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares. The Company shall deliver __________ Warrant Shares in the name of the undersigned holder or in the name of ______________________ in accordance with the terms of the Warrant or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [●] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [ ], 2020 from the Company and acknowledged and agreed to [●].

GENERATION HEMP, INC

By:
	Name:	Gary C. Evans
	Title:	Chairman and CEO

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

FORM OF CASH WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

GENERATION HEMP, INC.

WARRANT TO PURCHASE COMMON STOCK

(Cash Exercise)

Warrant No.: ___

Number of Shares of Common Stock: 3

Date of Issuance: November 27, 2019 (“Issuance Date”)

Generation Hemp, Inc., a Colorado corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [ ● ], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 3 (three) fully paid non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is the Warrant to purchase Common Stock (this “Warrant”) issued pursuant to Section 1(a) of that certain Securities Exchange Agreement (the “Securities Exchange Agreement”), dated as of this date (the “Exchange Date”), by and between the Company and the Transferors (as defined therein).

1.  EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the thirtieth (30th) day after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds or (B) provided the conditions for cashless exercise set forth in Section 1(d) are satisfied, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st ) Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (collectively, the “Exercise Delivery Documents”), the Company shall transmit by facsimile or electronic mail an acknowledgment of receipt of the Exercise Delivery Documents to the Holder and Continental Stock Transfer & Trust Company (the Company’s “Transfer Agent”). On or before the third (3rd) Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall cause the Shares to be issued in the name of and delivered to the Holder (i) written confirmation that the Shares have been issued in the name of the Holder, and (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Holder. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded down to the nearest whole number.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.352 subject to adjustment as provided herein.

(c) Legend. The Holder acknowledges that each certificate evidencing the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws. Each such certificate shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(d) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise (including in connection with any Fundamental Transaction (as defined below)). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of an Exercise Notice shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Exchange Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Exchange Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2 .

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose shares of common stock are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes this Warrant in accordance with the provisions of this Section (4)(b), including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Holder. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

5.  NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, 100% of the number of shares of Common Stock issuable upon exercise of this Warrant then outstanding (without regard to any limitations on exercise).

6.  WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.  REISSUANCE OF WARRANTS.

(a)  Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with a written assignment of this Warrant in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney, whereupon the Company will forthwith, subject to compliance with any applicable securities laws, issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. OPTIONAL REDEMPTION. Beginning on October 1, 2020, at any time within 10 days following the occurrence of a Trading Threshold (as defined in Section 16(q)), the Company shall be entitled to redeem the Warrants, or any of them, at a per Warrant Share redemption price of $0.0001 (the “Redemption Price”), upon 30 days’ written notice to the Holder. Hereinafter such 30-day period, as it may be extended pursuant to this Section 8, is referred to as the “Redemption Period.” Upon the expiration of the Redemption Period (the “Redemption Date”), all Warrants noticed for redemption that have not theretofore been exercised by the Holder shall, upon payment of the aggregate Redemption Price therefor, cease to represent the right to purchase any shares of Common Stock and shall be deemed cancelled and void and of no further force or effect without any further act or deed on the part of the Company. The Holder undertakes to return the certificate representing any redeemed Warrants to the Company upon their redemption and to indemnify the Company with respect to any losses, claims, damages or liabilities arising from the Holder’s failure to return such certificate. In the event the certificate so returned represents a number of Warrants in excess of the number being redeemed, the Company shall as promptly as practicable issue to the Holder a new certificate for the number of unredeemed Warrants.

9. NOTICES. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, will be mailed (a) if within the domestic United States by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt, and will be delivered and addressed as follows:

(a)	if to the Company, to:

Generation Hemp, Inc.

P.O. Box 540308

Dallas, Texas 75354

Attention: Gary C. Evans

Email: gevans@genhempinc.com

with copies to:

Duane Morris LLP

1540 Broadway

New York, NY 10036-4086

Attention: Dean M. Colucci

Email: dmcolucci@duanemorris.com

(b)	if to the Holder, to:

[INSERT NAME AND ADDRESS]

Attn:

Facsimile:

with copies to:

[ ]

Attn:

Email:

or to Holder’s address on any Exercise Notice delivered to the Company in the form attached as Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended only with the written consent of the Company and the Holder, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent of the Holder.

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Colorado.

12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

14. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.

15. TRANSFER. Subject to compliance with any applicable securities laws, this Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

16.  CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Bloomberg” means Bloomberg Financial Markets.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) “Change of Control” means any Fundamental Transaction other than (A) any reorganization, recapitalization or reclassification of the Common Stock, in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(d) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as determined by the Board of Directors of the Company in the exercise of its good faith judgment. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e) “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or OTC Bulletin Board.

(g) “Expiration Date” means the date two (2) years following the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(h) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 67% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 67% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 67% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(i) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(k) “Principal Market” means OTC Markets.

(l) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(m) “Trading Day” means any day on which shares of Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market or electronic quotations system on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange, market or system for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange, market or system (or if such exchange, market or system does not designate in advance the closing time of trading on such exchange, market or system, then during the hour ending at 4:00 p.m., New York time).

(n) A “Trading Threshold” shall be deemed to occur on any date that the reported Weighted Average Price for any five (5) out of seven (7) consecutive Trading Days immediately prior to such date, exceeds $1.00 with a minimum average daily trading volume for such seven (7) day period of at least 25,000 shares of Common Stock as reported by the Principal Market for such period (with such price and volume criteria being appropriately adjusted for any share dividend, share split or other similar transaction that may occur on or after the Issuance Date).

(o) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market or electronic quotations system on which the shares of Common Stock are then traded) during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets LLC (or any successor thereto). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be duly executed and delivered as of the Issuance Date set out above.

GENERATION HEMP, INC.

By:
Name: Gary C. Evans
Title: Chief Executive Officer

[TRANSFEROR]

By:
Name:
Title: Date:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

GENERATION HEMP, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Generation Hemp, Inc, a Colorado corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

2.  Delivery of Warrant Shares. The Company shall deliver __________ Warrant Shares in the name of the undersigned holder or in the name of ______________________ in accordance with the terms of the Warrant or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [●] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [ ], 2020 from the Company and acknowledged and agreed to [●].

GENERATION HEMP, INC

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

RISK FACTORS

[See attached.]

This investment has a high degree of risk. Before you invest you should carefully consider the risks and uncertainties described below. If any of the following risk factors actually occur, our business, operating results and financial condition could be seriously harmed, and the value of our stock could go down. This means you could lose all or part of your investment.

Risks Related to our Activities in the Legal Hemp Industry

This investment has a high degree of risk.  Before you invest you should carefully consider the risks and uncertainties described below.  If any of the following risks actually occur, our business, operating results and financial condition could be harmed, and the value of our stock could go down.  This means you could lose all or part of your investment.

The Hemp space is a completely new and developing sector with many uncertainties.  The recent legal designation of hemp that distinguishes its plant properties from marijuana has required ongoing acceptance and the establishment of protocols by certain institutions in which affiliation is required to conduct business; i.e. banking, insurance, transport.  The lack of established protocols, the continuous changes in developing protocols, and the effects on businesses operating within the Hemp sector can potentially result in a disruption of workflow, in sales processing, in freely shipping and receiving of hemp plant material and/or products and receiving the necessary protections/coverages by insurance.  These evolving elements also potentially create a volatile landscape which can encumber a business’s ability to make sound decisions, execute on previously planned strategies, or make reliable projections.  Hemp is federally legal and as of March 2020, is legal in all but two states, Idaho and Mississippi.  Idaho passed the hemp bill in its Senate in February 2020, but the bill was defeated in its House in March 2020. Each state has the ability to determine its hemp legality, although broader oversight power is held by the United States Department of Agriculture (USDA) and the Food and Drug Administration (FDA).  On April 6, 2020, the Drug Enforcement Agency (DEA) descheduled cannabidiol (CBD), one of the cannabinoids that can be extracted from hemp which has gained widespread attention among consumers and businesses across several markets.  However, hemp has several other cannabinoids and while there is still limited data and clinical studies on the most popular cannabinoid, CBD, even less data and fewer clinical studies are available for other cannabinoids.  This lack of data therefore presents many unknowns that have potential to create an uncertain future pathway for hemp.

Guidelines, standard practices, and regulations have not been thoroughly established and have undergone several changes in a short amount of time.  This represents one of the greatest risks that hemp faces for the future.  Companies that create models, build and formulate product lines, and construct systems and equipment to operate and produce certain outputs based on current guidelines have the potential for those systems, product lines, etc. to be non-compliant or unusable if regulations and guidelines change to their detriment.

The nascency of the Hemp space and a relatively low barrier to entry for CBD consumer products through white label companies and ecommerce platforms has attracted a wide range of individuals and professionals to the space.  The potentially high margins for successful hemp crops in comparison to traditional crops like corn or wheat have also attracted a large number of growers/farmers to the space.  Given the limited amount of time for individuals and entities to have developed expertise in their efforts within their respective hemp markets, each segment of the hemp supply chain is potentially susceptible to less than optimal success, quality, and/or performance.  More time will be necessary to optimize all processes and standards.  This influx of individuals and entities that may not be using best practices or producing quality crops or products present a potential risk of negatively influencing consumer experience with hemp and its derivative products or influencing commodity prices of crops with a possible surplus of potentially low-quality biomass.  These elements could potentially have a negative impact on the consumers’ and investment community’s perception and embracing of the hemp and CBD market as a whole.

We will be subject to a myriad of different laws and regulations governing hemp and our inability to comply with such laws in a cost-effective manner may have an adverse effect on our business and result of operations.

Laws and regulations governing the use of hemp in the United States are broad in scope; subject to evolving interpretations; and subject to enforcement by a myriad of regulatory agencies and law enforcement entities. Under the Agriculture Improvement Act of 2018, also known as the 2018 Farm Bill, a state or Indian tribe that desires to have primary regulatory authority over the production of hemp in the state or territory of the Indian tribe must submit a plan to monitor and regulate hemp production to the Secretary of the USDA. The Secretary must then approve the state or tribal plan after determining if the plan complies with the requirements set forth in the Agriculture Improvement Act of 2018. The Secretary may also audit the state or Indian tribe’s compliance with the federally-approved plan. If the Secretary does not approve the state or Indian tribe’s plan, then the production of hemp in that state or territory of that Indian tribe will be subject to a plan established by USDA. USDA has not yet established such a plan. We anticipate that many states will seek to have primary regulatory authority over the production of hemp. States that seek such authority may create new laws and regulations that limit or restrict the use of hemp.

Federal and state laws and regulations on hemp may address production, monitoring, manufacturing, distribution, and laboratory testing to ensure that that the hemp has a delta-9 tetrahydrocannabinol concentration of not more than 0.3% on a dry weight basis. Federal laws and regulations may also address the transportation or shipment of hemp or hemp products, as the Agriculture Improvement Act of 2018 prohibits states and Indian tribes from prohibiting the transportation or shipment of hemp or hemp products produced in accordance with that law through the state or territory of the Indian tribe, as applicable. We may be subject to many different state-based regulatory regimens for hemp, all of which could require us to incur substantial costs associated with compliance requirements. Our operations will be restricted to only where such operations are legal on the local, state and federal levels.

In addition, it is possible that additional regulations may be enacted in the future in the United States and globally that will be directly applicable to research and development operations.

We cannot predict the nature of any future laws, regulations, interpretations, or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business.

We have no operating history in the legal hemp or cannabis industry, which makes it difficult to accurately assess our future growth prospects.

The legal hemp and cannabis industry is an evolving industry that may not develop as expected. Furthermore, our operations will continue to evolve as we continually assess new strategic opportunities for our business within this industry. Assessing the future prospects of this industry is challenging in light of both known and unknown risks and difficulties we may encounter.

Growth prospects in the legal hemp and cannabis industry can be affected by a wide variety of factors including:

●	Competition from other similar companies;

●	Fluctuations in the market price of CBD oil;

●	Regulatory limitations on the types of research and development with respect to cannabis;

●	Other changes in the regulation of cannabis and legal hemp use; and

●	Changes in underlying consumer behavior, which may affect the demand of our legal hemp and cannabis traits.

We may not be able to successfully address the above factors, which could negatively impact our intended business plans.

Because we have only recently begun our legal hemp operations, we anticipate our operating expenses will increase prior to earning revenue from these operations.

As we identify and develop strategic opportunities, conduct any necessary research and development with respect to legal hemp, and expand our operations, we anticipate significant increases in our operating expenses, and we may not realize significant revenues from such operations. As a result, the Company may incur significant financial losses with respect to such operations in the foreseeable future. There is no history upon which to base any assumption as to the likelihood that these operations will prove successful.

Negative press from being in the hemp/cannabis space could have a material adverse effect on our business, financial condition, and results of operations.

The hemp plant and the cannabis/marijuana plant are both part of the same cannabis sativa genus/species of plant, except that hemp, by definition, has less than 0.3% THC content, but the same plant with a higher THC content is cannabis/marijuana, which is legal under certain state laws, but which is not legal under federal law. The similarities between these plants can cause confusion, and our activities with legal hemp may be incorrectly perceived as us being involved in federally illegal cannabis. Also, despite growing support for the cannabis industry and legalization of cannabis in certain U.S. states, many individuals and businesses remain opposed to the cannabis industry. Any negative press resulting from any incorrect perception that we have entered into the cannabis space could result in a loss of current or future business. It could also adversely affect the public’s perception of us and lead to reluctance by new parties to do business with us or to own our common stock. We cannot assure you that additional business partners, including but not limited to financial institutions and customers, will not attempt to end or curtail their relationships with us. Any such negative press or cessation of business could have a material adverse effect on our business, financial condition, and results of operations.

Risks Related to Our Business

Unfavorable global economic or political conditions could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy and in the global financial markets. A global financial crisis or a global or regional political disruption could cause extreme volatility in the capital and credit markets. For example, outbreaks of epidemic, pandemic, or contagious diseases, such as the recent COVID-19 outbreak, could disrupt our business. Business disruptions could include disruptions to the productivity of our employees working remotely and restrictions on their travel may hinder their ability to meet with potential customers and close transactions, as well as temporary closures of the facilities of suppliers or contract growers as we try to develop our supply chain. In addition, the COVID-19 outbreak may result in a severe economic downturn and has already significantly affected the financial markets of many countries. A severe or prolonged economic downturn or political disruption could result in a variety of risks to our business, including our ability to raise capital when needed on acceptable terms, if at all. A weak or declining economy or political disruption could also strain our operations, possibly resulting in a future supply disruption, or cause our future customers to delay making payments for our services. Any of the foregoing could harm our business and we cannot anticipate all of the ways in which the political or economic climate and financial market conditions could adversely impact our business.

Our Auditor’s report states that there is substantial doubt that we will be able to continue as a going concern

We have had substantial losses since inception and as of December 31, 2019, and have minimal cash reserves. While we are beginning to generate increasing revenue and a positive cash flow, our ability to build significant cash reserves and continue as a going concern over the long term remains unproven. In the event that we are forced to reduce operations or seriously curtail our business, an investor will lose all money invested.

A significant portion of our previous monthly cash flow was derived from rental revenue received from our industrial warehouse, which may prove uncollectable.

We carefully vet prospective tenants, and we obtain their personal guarantees as to payment and performance under the lease terms, when deemed necessary.

In the event the cultivation business of one or more grower tenants fails, or for any reason our tenant fails to pay rent in a timely fashion and we do not receive the rent payments as such payments become due under lease terms, thereafter, if satisfactory payment arrangements as acceptable to us are not made, we may be forced to evict.

Under terms of the leases now in effect, if we do not receive rent payments as such payments become due and payable under lease terms, we may first utilize the sums we hold as tenant security deposits to collect the late rent payments with penalty. Under the terms of the leases in place, tenants then are required, within five days, to replace such security deposit sums such that the full tenant security deposit is restored. There is no assurance that such replacements of deposit sums will actually occur.

In any event, if tenants do not comply with lease terms, and no workable arrangement can be achieved, we may be forced to evict one or more tenants. This has occurred in the past and could occur again. Unfavorable developments of this nature could contribute to or cause us to fall behind on our obligations to make monthly mortgage payments as such payments become due.

During the past, the Company has experienced disagreements with certain previous warehouse tenants.  One tenant abandoned his unit and was subsequently evicted. The other tenant ultimately amended his lease to include the abandoned space but only after considerable argument over various lease terms had been settled.  As of the date of this report, a single tenant is leasing our entire Garfield Street warehouse and that tenant has remained current on its lease obligations.

If we pursue an action for eviction, one or more tenants might cause physical damage to our real estate and/or fight an action for eviction, and/or refuse to vacate or otherwise undertake to block and/or slow our efforts to regain proper possession of our warehouse or to locate a suitable alternative tenant to re-lease our warehouse.

We believe that we have acted legally and in good faith with respect to our warehouse tenant(s). We further believe that our real estate is adequately insured. We plan to defend our property and related contractual rights to the fullest extent of the law.  In the past we were assisted by counsel to negotiate a suitable remedy to various disputes.  There is no present way to predict the final outcome of any new issues that may arise.

A tenant, present or former, may claim to have suffered damages and in connection with that belief, may elect to initiate and thereafter pursue one or more regulatory complaints or lawsuits against the Company, its management and subsidiaries.

We believe we have acted properly in all of our dealings with tenants at our warehouse and properties we manage for third parties and otherwise. We have requested counsel to confirm the legality of our past and present agreements and actions and to advise us accordingly. In any case, we have prevailed in various prior matters of this nature and we plan to vigorously defend any suit or regulatory complaint brought against the Company, its employees or agents.

We have a limited operating history and operate under the professional guidance of our Chairman and CEO

Our ability to achieve consistent cash flow and profitability depends upon the continued service of Gary C. Evans. Mr. Evans is our Chairman and CEO, largest shareholder, and one of two management level executives.

Our business plan provides that we will grow the Company’s asset base and revenues rapidly and ultimately deliver a positive cash flow generating company.

We may not be able to generate predictable and continuous revenue in the future. Further, there is no assurance that we will ever grow operations in the manner contemplated.

We may incur significant operating losses in the future, due to the expansion of our operations or other factors. There is no assurance that we can expand under terms that permit profitable operations over the long term. Failure to generate sufficient revenue to pay expenses as they come due may make us unable to continue as a going concern and result in the failure of our company and the complete loss of any money invested to purchase our shares.

We may be unable to manage our growth or implement our expansion strategy.

As a public company, our expenses include, but are not limited to, annual audits, legal costs, SEC reporting costs, costs of a transfer agent and the costs associated with fees and compliance. Further, our management will need to invest significant time and energy to stay current with the public company responsibilities of our business and may from time to time have diminished time available to apply to other tasks necessary to our survival and growth.

It is therefore possible that the financial and time burdens of operating as a public company will cause us to fail to achieve profitability. If we exhaust our funds, our business will fail and our investors will lose all money invested in our stock.

If we fail to pay public company costs, as such costs are incurred; we could become delinquent in our reporting obligations and face the delisting of our shares.

It is essential that we grow our overall business, achieve significant profits and maintain adequate cash flow in order to pay the cost of remaining a public entity which includes but is not limited the costs of remaining current with SEC reporting obligations.

The issuance of additional shares of our common stock may be necessary for the implementation of our growth strategy.

A limited private placement of restricted shares of our common stock has been completed when deemed necessary. Cash generated in prior years was used to acquire cannabis zoned real property, finance our office space and provide working capital.  Issuance of any additional securities pursuant to future fundraising activities undertaken may significantly dilute the ownership of existing shareholders and may reduce the price of our common stock.

We acquired, improved and leased our Denver warehouse to a licensed third party Hemp seed grower. Rental payments are current and the warehouse is presently reflecting positive cash flow.

While we have been able to acquire a warehouse in Denver Colorado with owner financing, future acquisitions may require financial resources well in excess of our present balance sheet. Failure to successfully obtain additional funding would likely jeopardize our ability to expand our hemp business and related operations.

The loss of our current executive officer or key management personnel or inability to attract and retain the necessary personnel could have a material adverse effect upon our business, financial condition or results of operations

Our success is heavily dependent on the continued active participation of our current executive officer, largest shareholder, and sole director listed under "Management." Loss of the services of Mr. Gary C. Evans, would have a material adverse effect upon our business, financial condition or results of operations. Further, our success and achievement of our growth plans depend on our ability to recruit, hire, train and retain other highly qualified technical, professional, clerical, administrative and managerial personnel. Inability to attract and retain the necessary personnel, consultants and advisors could have a material adverse effect on our business, financial condition or results of operations.

We are controlled by our current officer and director.

Gary C. Evans, our Chairman and Chief Executive Officer, who, as of December 31, 2019, beneficially owns approximately 40% of our outstanding shares of Common Stock. Mr. Evans consequently controls the election of our Board of Directors and the outcome of issues submitted to our stockholders.

Since we have only one director who serves as our Chairman, President, Chief Executive Officer, and Chief Financial Officer, decisions which affect the company will be made by only one individual. It is likely that conflicts of interest will arise in the day-to- day operations of our business. Such conflicts, if not properly resolved, could have a material negative impact on our business.

In the past, the Company has issued shares for cash and services at prices which were solely determined by prior management. At that time, management made a determination of both the value of the exchange for our shares, and, as well, the price per share used in the capital raising effort.  Transactions of this nature were not made at arm's length and were made without input from a knowledgeable and non-interested third party.  Future transactions of a like nature could dilute the percentage ownership of the company owned by a given investor. While the company believes its past transactions were appropriate, and plans to act in good faith in the future, an investor in our shares will have no ability to alter such transactions as they may occur in the future and, further, will not be consulted by the company in advance of any such transactions. An investor who is unwilling to endure such potential dilution should not purchase our shares.

Adverse outcomes in future legal proceedings could subject us to substantial damages and adversely affect our results of operations and profitability.

We may become party to legal proceedings, including matters involving personnel and employment issues, personal injury, environmental matters, and other proceedings. Some of these potential proceedings could result in substantial damages or payment awards that exceed our insurance coverage. We will estimate our exposure to any future legal proceedings and establish provisions for the estimated liabilities where it is reasonably possible to estimate and where an adverse outcome is probable. Assessing and predicting the outcome of these matters will involve substantial uncertainties. Furthermore, even if the outcome is ultimately in our favor, our costs associated with such litigation may be material. Adverse outcomes in future legal proceedings or the costs and expenses associated therewith could have an adverse effect on our results of operations.

We will seek to expand through acquisitions of and investments in various brands, businesses, and assets in the Hemp sector. These acquisition activities may be unsuccessful or divert management’s attention.

We will consider strategic and complementary acquisitions of and investments in other brands, businesses or other assets in the Hemp sector, and such acquisitions or investments are subject to risks that could affect our business, including risks related to:

●	the necessity of coordinating geographically disparate organizations;

●	implementing common systems and controls;

●	integrating personnel with diverse business and cultural backgrounds;

●	integrating acquired manufacturing and production facilities, technology and products;

●	unanticipated expenses related to integration, including technical and operational integration;

●	increased costs and unanticipated liabilities, including with respect to registration, environmental, health and safety matters, that may affect sales and operating results;

●	retaining key employees;

●	obtaining required government and third-party approvals;

●	legal limitations in new jurisdictions;

●	installing effective internal controls and audit procedures;

●	issuing common stock that could dilute the interests of our existing stockholders;

●	spending cash and incurring debt;

●	assuming contingent liabilities; and

●	creating additional expenses.

We may not be able to identify opportunities or complete transactions on commercially reasonable terms, or at all, or actually realize any anticipated benefits from such acquisitions or investments. Similarly, we may not be able to obtain financing for acquisitions or investments on attractive terms. In addition, the success of any acquisitions or investments also will depend, in part, on our ability to integrate the acquisition or investment with our then existing operations.

We risk insolvency if revenues decline sharply and we are unable pay our bills and unable to timely locate and negotiate a suitable business combination or capital injection.

Management is always concerned over potentially unfavorable events and related sharp reductions in revenues. If such problems occur, we will first reduce expenses, conserve cash and endeavor to replace lost revenue. In anticipation of possible problems of this nature, and alternatively to grow our business when opportunity presents, management has continued its negotiations in connection with potential business combinations and continues to explore other means of raising cash. Our goal is to develop cash reserves, either for expansion, or to cover shortfalls in revenue. Management believes that ultimately, consummation of one or more such transactions would serve the best interests of shareholders; however, there is no assurance that we can locate or consummate a suitable business combination or otherwise provide for liquidity, expanded working capital and a stronger balance sheet.

We are subject to corporate governance and internal control reporting requirements, and our costs related to compliance with, or our failure to comply with existing and future requirements, could adversely affect our business.

We face corporate governance requirements under the Sarbanes-Oxley Act of 2002, as well as new rules and regulations subsequently adopted by the SEC and the Public Company Accounting Oversight Board. These laws, rules and regulations continue to evolve and may become increasingly stringent in the future. In particular, under new SEC rules we will be required to include management's report on internal controls as part of our annual report pursuant to Section 404 of the Sarbanes-Oxley Act. Furthermore, under the proposed rules, an attestation report on our internal controls from our independent registered public accounting firm will be required as part of our annual report. We are in the process of evaluating our control structure to help ensure that we will be able to comply with Section 404 of the Sarbanes-Oxley Act. The financial cost of compliance with these laws, rules and regulations is expected to be substantial. We cannot assure you that we will be able to fully comply with these laws, rules and regulations that address corporate governance, internal control reporting and similar matters. Failure to comply with these laws, rules and regulations could materially adversely affect our reputation, financial condition and the value of our securities.

Risks Related to Ownership of Our Common Stock

Our stock price has been and may continue to be volatile, and you could lose all or part of your investment.

The market price of our common stock is subject to wide fluctuations in response to various risk factors, some of which are beyond our control and may not be related to our operating performance, including:

●	addition or loss of significant customers, suppliers, or distributors;

●	changes in laws or regulations applicable to our industry ;

●	additions or departures of key personnel;

●	the failure of securities analysts to cover our common stock after an offering;

●	actual or anticipated changes in expectations regarding our performance by investors or securities analysts;

●	price and volume fluctuations in the overall stock market;

●	volatility in the market price and trading volume of companies in our industry or companies that investors consider comparable;

●	share price and volume fluctuations attributable to inconsistent trading volume levels of our shares;

●	our ability to protect our intellectual property and other proprietary rights;

●	sales of our common stock by us or our stockholders;

●	the expiration of contractual lock-up agreements;

●	litigation involving us, our industry, or both;

●	major catastrophic events; and

●	general economic and market conditions and trends.

Further, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. In addition, the stock prices of many cannabis-related companies have experienced wide fluctuations that have often been unrelated to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political, and market conditions such as recessions, interest rate changes, or international currency fluctuations, may cause the market price of our common stock to decline. If the market price of our common stock fluctuates or declines, you may not realize any return on your investment and may lose some or all of your investment.

Our operating results will be subject to fluctuations and our stock price may decline significantly.

Our quarterly revenue and operating results will be difficult to predict from quarter to quarter. We derive relatively stable revenue from our property leased industrial warehouse. Nonetheless, it is possible that our net operating results in some quarters will fall below our expectations. Our quarterly operating results will be affected by a number of factors, including:

●	Timing, availability and changes in government incentive programs;

●	Unplanned additional expenses and/or shortfalls in anticipated rental income at our warehouse property;

●	Logistical costs;

●	The timing of new technology announcements or introductions by our competitors and other developments in the competitive environment;

●	Increases or decreases in real estate appreciation rates due to changes in economic growth;

●	Travel costs and other factors; and

●	State and federal government regulations

If revenue for a particular quarter is lower than we expect, we may not be unable to proportionately reduce our operating expenses for that quarter, which would harm our operating results for that quarter. If we fail to meet investor expectations or our own future guidance, even by a small amount, our stock price could decline, perhaps substantially.

There are restrictions on the transferability of the securities.

Until registered for resale, investors must bear the economic risk of an investment in the Shares for an indefinite period of time. Rule 144 promulgated under the Securities Act ("Rule 144"), which provides for an exemption from the registration requirements under the Securities Act under certain conditions, requires, among other conditions,a six month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. There can be no assurance that we will fulfill any reporting requirements in the future under the Exchange Act or disseminate to the public any current financial or other information concerning us.

A substantial number of our issued shares are or are being made available for sale on the open market. The resale of these securities might adversely affect our stock price.

The sale of a substantial number of shares of our common stock, or the market's anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise obtain.

Availability of these shares for sale in the public market could also impair our ability to raise capital by selling equity securities.

There is presently a limited trading market for our shares. An investment in our shares may be or become totally illiquid and any investor purchasing our shares may be unable to resell their shares. There can be no assurance that market interest in our shares will develop or continue. Therefore, investors who purchase our shares could lose their entire investment.

Even if significant trading activity involving our shares continues, the volume of trading may be small and on some days the volume may be zero. Our share price will likely be volatile and will likely fall rapidly should an investor attempt to liquidate a significant number of shares. These conditions are likely to persist and could prevent resale of our shares on desirable terms.

If the Company uses its stock in acquisitions of other entities there may be substantial dilution at the time of a transaction.

The offering price of the common stock we sold under our prospectus, and more recently as a private placement of restricted shares of our common stock to raise working capital, was arbitrarily set. The price did not bear any relationship to our assets, book value, earnings or net worth and it is not an indication of actual value. You may also suffer additional dilution in the future from the sale of additional shares of common stock or other securities or if the Company's shares are issued to purchase other assets or to raise additional working capital.

There is presently a very limited market for our common stock. Failure to maintain a trading market could negatively effect the value of our shares and make it difficult or impossible for you to sell your shares.

Our common stock has been assigned a trading symbol, "GENH." As of December 31, 2109, our common shares are quoted on OTC Pinks Current. There is no cost of such quotation and related services from OTC Markets, Inc.

Trading activity in our shares remains sporadic and there can be no assurance as to the liquidity of any markets for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock. Failure to maintain an active trading market could negatively affect the value of our shares and make it difficult for you to sell your shares or recover any part of your investment in our shares. The market price of our common stock may be highly volatile. In addition to the uncertainties relating to our future operating performance and the profitability of our operations, factors such as variations in our interim financial results, or various, and as yet unpredictable factors, many of which are beyond our control, may have a negative effect on the market price of our common stock..

As an emerging growth company within the meaning of the Securities Act, we utilize certain modified disclosure requirements, and we cannot be certain if these reduced requirements will make our common stock less attractive to investors.

We are an emerging growth company within the meaning of the rules under the Securities Act and we utilize the modified disclosure requirements available to emerging growth companies, including reduced disclosure about our executive compensation and omission of compensation discussion and analysis, and an exemption from the requirement of holding a nonbinding advisory vote on executive compensation. In addition, we are not subject to certain requirements of Section 404 of the Sarbanes-Oxley Act, including the additional testing of our internal control over financial reporting as may occur when outside auditors attest as to our internal control over financial reporting. As a result, our stockholders may not have access to certain information they may deem important. We cannot predict if investors will find our common stock less attractive because we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Because we do not expect to pay any dividends for the foreseeable future, investors may be forced to sell their stock to realize a return on their investment.

We do not anticipate that we will pay any dividends to holders of our common stock for the foreseeable future. Any payment of cash dividends will be at the discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements, financial condition, contractual restrictions including compliance with covenants under our debt agreements, and other factors that our board of directors may deem relevant. Our ability to pay dividends might be restricted by the terms of any indebtedness that we incur in the future. In addition, certain of our current outstanding debt agreements prohibit us from paying cash dividends on our common stock. Consequently, you should not rely on dividends to receive a return on your investment.

Our common stock is still presently subject to the "Penny Stock" rules of the SEC.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

●	that a broker or dealer approve a person's account for transactions in penny stocks; and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

●	obtain financial information and investment experience objectives of the person; and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

●	sets forth the basis on which the broker or dealer made the suitability determination; and

●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.